UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2021

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission	(IRS Employer
	incorporation or organization)	File Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	OFC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 17, 2021, Corporate Office Properties, L.P. (“COPLP”), the operating partnership of Corporate Office Properties Trust (“COPT”), consummated the offering of $400,000,000 aggregate principal amount of its 2.900% Senior Notes due 2033 (the “Notes”). The Notes will be fully and unconditionally guaranteed by COPT. The Notes were offered pursuant to an effective shelf registration statement on Form S-3 (File No. 333-230764 and No. 333-230764-01) filed by COPT and COPLP with the Securities and Exchange Commission on April 8, 2019 (the “Registration Statement”), including a base prospectus, dated April 8, 2019, and a prospectus supplement, dated November 2, 2021, filed with the Securities and Exchange Commission on November 4, 2021.

The terms of the Notes are governed by a senior indenture, dated as of April 8, 2019, by and among COPLP, as issuer, COPT, as guarantor, and U.S. Bank National Association, as trustee (the “Base Indenture”), as supplemented and amended by a fourth supplemental indenture thereto, dated as of November 17, 2021 (the “Fourth Supplemental Indenture”).

A copy of the Base Indenture was previously filed as Exhibit 4.1 to the Registration Statement and is incorporated by reference herein. The Fourth Supplemental Indenture is filed as Exhibit 4.2 hereto.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Exhibit Title
4.1	Form of 2.900% Senior Notes due 2033 (included in Exhibit 4.2 below).
4.2	Fourth Supplemental Indenture, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee.
5.1	Opinion of Saul Ewing LLP regarding the validity of the Guarantee.
5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes.
8.1	Opinion of Morgan, Lewis & Bockius LLP.
23.1	Consent of Saul Ewing LLP (contained in Exhibit 5.1).
23.2	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.2).
23.3	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 8.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE OFFICE PROPERTIES TRUST

/s/ Anthony Mifsud
Anthony Mifsud
Executive Vice President and Chief Financial Officer

Dated:	November 17, 2021